Exhibit 99.2

NetComm Wireless Limited

Consolidated Statement of Profit or Loss and Other Comprehensive Income

For the half year ended 31 December 2018

		31 Dec 2018	31 Dec 2017
	Note	$000	$000
Revenue from the sale of goods		94,307	88,580
Change in inventories of finished goods and work in progress		20,464	476
Raw materials consumed		(79,014)	(56,839)
Employee benefits		(16,751)	(15,385)
Administrative expenses	3a, 3b	(6,861)	(4,013)
Other expenses	3c	(3,831)	(3,618)
Depreciation and amortisation expense		(7,429)	(5,815)
OPERATING INCOME		885	3,386
Finance income		37	41
Finance costs		(7)	(7)
NET FINANCE INCOME		30	34
PROFIT BEFORE INCOME TAX		915	3,420
Income tax benefit		1,394	255
PROFIT AFTER INCOME TAX		2,309	3,675

Attributable to equity holders of the parent		2,309	3,675

OTHER COMPREHENSIVE INCOME
ITEMS THAT MAY BE RECLASSIFIED SUBSEQUENTLY TO PROFIT OR LOSS:
Exchange differences arising on translation of foreign operations		131	(49)
Net change in the fair value of cash flow hedges recognised in equity		(188)	157
Income tax relating to components of other comprehensive income		175	(47)
Other comprehensive income for the period (net of tax)		118	61
TOTAL COMPREHENSIVE INCOME/(LOSS) FOR THE PERIOD		2,427	3,736

Attributable to equity holders of the parent		2,427	3,736

EARNINGS PER SHARE:
Basic earnings per share (cents per share)		1.58	2.51
Diluted earnings per share (cents per share)		1.58	2.51

The above consolidated statement of profit or loss and other comprehensive income should be read in conjunction with the accompanying notes.

Consolidated Statement of Financial Position

As at 31 December 2018

		31 Dec 2018	30 June 2018
	Note	$000	$000
ASSETS
Current assets
Cash and cash equivalents		17,362	27,349
Trade and other receivables		23,717	32,757
Inventories		39,337	18,873
Other assets		2,923	2,395
Total current assets		83,339	81,374

Non-current assets
Property, plant and equipment		12,363	11,183
Contract assets		1,922	2,600
Deferred tax assets		8,676	7,271
Goodwill		896	896
Other intangible assets		33,718	29,790
Total non-current assets		57,575	51,740
TOTAL ASSETS		140,914	133,114

LIABILITIES
Current liabilities
Trade and other payables		48,144	42,943
Contract liabilities		248	-
Employee benefit		2,515	2,502
Income tax liability		327	356
Other current liabilities		2,217	2,593
Total current liabilities		53,451	48,394

Non-current liabilities
Provisions		772	534
Total non-current liabilities		772	534
TOTAL LIABILITIES		54,223	48,928
NET ASSETS		86,691	84,186

EQUITY
Issued capital	5	65,059	65,059
Reserves		2,531	2,335
Retained earnings		19,101	16,792
TOTAL EQUITY		86,691	84,186

The above consolidated statement of financial position should be read in conjunction with the accompanying notes.

Consolidated Statement of Changes in Equity

For the half year ended 31 December 2018

		Ordinary Shares	Retained Earnings	Foreign Currency Translation Reserve	Foreign Exchange Hedging Reserve	Options and Share Rights Reserve	Total

	Note	$000	$000	$000	$000	$000	$000
BALANCE AT 1 JULY 2018		65,059	16,792	99	(173)	2,409	84,186
Profit for the period		-	2,309	-	-	-	2,309
Exchange difference on translation of foreign operations		-	-	131	-	-	131
Foreign exchange hedging (Net of tax)		-	-	-	(13)	-	(13)
Total comprehensive income for the period		-	2,309	131	(13)	-	2,427

Recognition of movement in Share Appreciation Rights		-	-	-	-	78	78
BALANCE AT 31 DECEMBER 2018		65,059	19,101	230	(186)	2,487	86,691

		Ordinary Shares	Retained Earnings	Foreign Currency Translation Reserve	Foreign Exchange Hedging Reserve	Options and Share Rights Reserve	Total

	Note	$000	$000	$000	$000	$000	$000
BALANCE AT 1 JULY 2017		65,059	8,811	319	-	1,389	75,578
Loss for the period		-	3,675	-	-	-	3,675
Exchange difference on translation of foreign operations		-	-	(49)	-	-	(49)
Foreign exchange hedging (Net of tax)		-	-	-	111	-	111
Total comprehensive loss for the period		-	3,675	(49)	111	-	3,737

Recognition of issuance of Share Appreciation Rights		-	-	-	-	528	528
BALANCE AT 31 DECEMBER 2017		65,059	12,486	270	111	1,917	79,843

The above consolidated statement of changes in equity should be read in conjunction with the accompanying notes.

Consolidated Statement of Cash Flows

For the half year ended 31 December 2018

		31 Dec 2018	31 Dec 2017
	Note	$000	$000
CASH FLOWS FROM OPERATING ACTIVITIES:
Receipts from customers		113,592	86,836
Payments to suppliers and employees		(111,258)	(87,121)
Finance costs		(7)	(7)
Income taxes paid		(413)	(145)
NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES		1,914	(437)

CASH FLOWS FROM INVESTING ACTIVITIES:
Interest received		37	41
Acquisition of property, plant and equipment		(3,701)	(1,017)
Acquisition of intangible assets		(8,237)	(7,561)
NET CASH USED IN INVESTING ACTIVITIES		(11,901)	(8,537)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of borrowings		-	(13)
NET CASH USED IN FINANCING ACTIVITIES		-	(13)

NET DECREASE IN CASH AND CASH EQUIVALENTS HELD		(9,987)	(8,987)
Cash and cash equivalents at beginning of financial period		27,349	22,125
CASH AND CASH EQUIVALENTS AT END OF FINANCIAL PERIOD		17,362	13,138

The above consolidated statement of cash flows should be read in conjunction with the accompanying notes.

Notes to the Consolidated Financial Statements

For the half year ended 31 December 2018

Note 1 – Significant Accounting Policies

Statement of compliance

The half-year financial report are for the 6 months ended 31 December 2018. They have been prepared in accordance with IAS34 “Interim Financial Reporting” as issued by the International Accounting Standards Board. They do not include all of the information required in annual financial statements in accordance with International Financial Reporting Standards (IFRS), and should be read in conjunction with the consolidated financial statements for the year ended 30 June 2018.

Basis of preparation

The financial statements have been prepared on an accruals basis and are based on historical costs modified by the revaluation of selected non-current assets, financial assets and financial liabilities for which the fair value basis of accounting has been applied. Cost is based on the fair values of the consideration given in exchange for assets. All amounts are presented in Australian dollars, unless otherwise noted.

The accounting policies and methods of computation adopted in the preparation of the half-year financial report are consistent with those adopted and disclosed in the company’s 2018 annual financial report for the financial year ended 30 June 2018 other than as disclosed below.

The accounting policies are consistent with International Financial Reporting Standards as issued by the International Accounting Standards Board.

When preparing the interim financial statements, management undertakes a number of judgements, estimates and assumptions about recognition and measurement of assets, liabilities, income and expenses. The actual results may differ from the judgements, estimates and assumptions made by management, and will seldom equal the estimated results.

The judgements, estimates and assumptions applied in the interim financial statements, including the key sources of estimation uncertainty were the same as those applied in the Group’s last annual financial statements for the year ended 30 June 2018. The only exception is the estimate of the provision for income taxes which is determined in the interim financial statements using the estimated average annual effective income tax rate applied to the pre-tax income of the interim period.

Revenue Recognition

The Group early adopted IFRS 15: Revenue from Contracts with Customers from 1 July 2015.

Revenue from the sale of goods, including communications and networking devices, are recognised at the time goods are dispatched to customers.

Revenue from a contract to provide services is recognised when the service is provided to the customer.

Revenue is measured at the fair value of consideration received or receivable. Revenue is reduced for estimated customer returns, rebates and other similar allowances.

Finance income is accrued on a time basis, by reference to the principal outstanding and at the effective interest rate applicable, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to that asset’s net carrying amount.

All revenue is stated net of the amount of goods and services tax (GST).

IFRS 9 – Financial Instruments

IFRS 9 introduces new requirements for the classification and measurement of financial assets and liabilities. These requirements improve and simplify the approach for classification and measurement of financial assets compared with the requirements of IAS 39.

The Group has adopted IFRS 9 from 1 July 2018 and will not restate comparative information as permitted by the Standard.

(i) Classification and Measurement

The Group did not have any impact on its balance sheet or equity on applying the classification and measurement requirements of IFRS 9. Financial assets the Group holds at fair value continue to be measured at fair value. Trade and other receivables are held to collect contractual cash flows and these contractual cash flows are solely payments of principle and interest. These receivables are measured at amortised cost.

(ii) Impairment

IFRS 9 introduced an expected credit loss model when assessing impairment of financial instruments. For the Group, this resulted in a change in how the impairment of trade receivables is assessed.

The revised methodology for calculation of impairment did not have a significant impact on the Group’s financial statements.

Notes to the Consolidated Financial Statements

For the half year ended 31 December 2018

IFRS 9 – Financial Instruments (Continued)

(iii) Hedge Accounting

All open hedge relationships as at the balance date will continue. There were no changes to designations or reclassifications between Profit and Loss and Cash Flow Hedge Reserve under the new standard.

Note 2 – Segment Information

The Group has two reporting segments: Telecommunications Infrastructure Equipment and Industrial Internet of Things (IIoT) formerly known as M2M and the Broadband business. In identifying its operating segments, management generally follows the Group’s product mix, which represent the main products and services provided by the Group.

Following the commencement of rolling out the Network Termination Device Business, the information reported to the Chief Decision Maker for the purposes of resource allocation and assessment of segment performance, is separate financial information on each operating segment, being the Broadband business, the M2M business and the Network Termination Device Business. In accordance with IFRS 8, for financial statements presentation purposes, the M2M business and the Network Termination Device Business operating segments have been aggregated into a single reportable segment of M2M taking into account the following factors:

•	these operating segments have similar economic characteristics;

•	the nature of the products and their production process is similar;

•	the type of customer for these services is similar;

•	the methods used to distribute the products are similar;

•	the long-term gross profit margins are similar; and

•	the regulatory environment is similar.

As a result of the above, the Directors have determined there are two reportable segments, being the Broadband business and the Telco Infrastructure Equipment and IIOT (M2M) business.

Notes to the Consolidated Financial Statements

For the half year ended 31 December 2018

Note 2 – Segment Information (continued)

The following is an analysis of the Group’s revenue and results by reportable operating segment for the periods under review:

	Broadband	Teleco	Consolidated
	Business	Infrastructure	Segment Result
		Equipment &
For 31 December 2018		IIOT
Revenue	10,680	83,627	94,307
Depreciation & Amortisation	(345)	(7,084)	(7,429)
Operating Income	(805)	1,690	885
Finance Income	-	-	37
Finance Cost	-	-	(7)
GROUP PROFIT BEFORE TAX	-	-	915
Income tax benefit	-	-	1,394
CONSOLIDATED PROFIT FOR THE PERIOD	-	-	2,309

	Broadband	Teleco	Consolidated
	Business	Infrastructure	Segment Result
		Equipment &
For 31 December 2017		IIOT
Revenue	13,465	75,115	88,580
EBITDA	1,027	8,174	9,201
Depreciation & Amortisation	(270)	(5,545)	(5,815)
EBIT	757	2,629	3,386
Finance Income	-	-	41
Finance Cost	-	-	(7)
GROUP PROFIT BEFORE TAX	-	-	3,420
Income tax benefit	-	-	255
CONSOLIDATED PROFIT FOR THE PERIOD	-	-	3,675

The revenue reported above represents revenue generated from external customers. Intersegment revenues represent transfers between segments which are eliminated on consolidation.

No segment assets and liabilities are disclosed because there is no measure of segment assets or liabilities regularly reported to the chief decision maker.

Notes to the Consolidated Financial Statements

For the half year ended 31 December 2018

Note 3 – Expenses

Included in expenses are the following specific items.

(a) Distribution and selling expenses

	31 Dec 2018	31 Dec 2017
	$000	$000
Distribution and selling costs	2,183	698
TOTAL DISTRIBUTION AND SELLING COSTS	2,183	698
(b) Administrative expenses
	31 Dec 2018	31 Dec 2017
	$000	$000
Insurance expenses	804	663
Legal and professional fees	871	855
Travel expenses	1,518	1,232
Contractor costs	1,485	565
TOTAL ADMINISTRATIVE EXPENSES	4,678	3,315
(c) Other expenses
	31 Dec 2018	31 Dec 2017
	$000	$000
Advertising and marketing	665	457
Property expenses	1,690	1,475
Other expense	1,476	1,686
TOTAL OTHER EXPENSES	3,831	3,618

Note 4 – Dividends

No dividends were paid, recommended for payment nor declared during the reporting period.

Notes to the Consolidated Financial Statements

For the half year ended 31 December 2018

Note 5 – Issuances, Repurchases and Repayments of Equity Securities

Issued Capital at 31 December 2018 amounted to $65,058,928 (146,329,906 ordinary shares). There were no issues, repurchases and repayments of debt securities or equity securities in the half year.

Note 6 – Events Occurring After Reporting Date

On the 22nd February the Group announced its proposed acquisition by Casa Systems Inc. for a cash consideration of $1.10 per share and entered into a scheme of arrangement with Casa. Following the successful shareholder vote on the 18th June 2019 and subsequent court approval on the 20th June 2019 the scheme became effective. Implementation of scheme occurred on 1 July 2019 and following that the Group was removed from the official list of Australian Stock Exchange Limited on 2 July 2019.

Due to the acquisition and de-listing of the company from the ASX the Group had to escalate a charge of $0.4 million in relation to Share Appreciation Rights (SAR’s) issued to its Key Management Personnel as the SARs were cancelled.

During the second half of financial year 2019, the Group recorded an impairment provision of $2.8 million against the carrying values of its capitalised development assets which are classified as intangibles. The impairment related to a specific pre-launch project for which the Group couldn’t materialise orders which were contractually committed and hence deemed the asset impaired. Casa System’s, the parent company of the Group (US based and NASDAQ listed entity) applies US GAAP and under its accounting policies all development costs are expensed.

The Group had the following director appointments and retirements since the reporting date and to the date of this report:

Name	Officeholder position	Appointment date	Cease date
Clint Bell	Company Secretary	2 July 2018
Lucy Xie	Director	8 August 2019
Maurizio Nicolelli	Director	8 August 2019
Scott Bruckner	Director	1 July 2019
Steven Collins	Director	1 July 2019
Peter Beveridge	Company Secretary		2 July 2018
Ken Boundy	Director		21 November 2018
Ken Sheridan	Director		28 June 2019
David Spence	Director		1 July 2019
David Stewart	Director		1 July 2019
Jacqueline Korhonen	Director	27 August 2018	1 July 2019
Justin Milne	Chairman		1 July 2019
Stuart Black	Director		1 July 2019
Christopher Last	Company Secretary		5 July 2019
Timo Brouwer	Director	1 July 2019	8 August 2019

Other than the matters described above, there were no other subsequent events.

Note 7 – Contingent Liabilities

The Group has provided certain guarantees totalling $6,754,826 for rental and performance bonds as at 31 December 2018 (30 June 2018: $3,790,328).

There were no other contingent liabilities in existence at 31 December 2018 requiring disclosure in the financial statements.

Non quantifiable contingencies

At any time during the normal course of business the Group’s entities can be subject to claims or threatened claims none of which were material to be reported in the financial statements.

Notes to the Consolidated Financial Statements

For the half year ended 31 December 2018

Note 8 – Acquisition of Subsidiary

There were no acquisitions of controlled entities during the period.

Note 9 – Fair Value Hierarchy

IFRS 13 requires disclosure of fair value measurements by level of the fair value hierarchy. NetComm Wireless Limited’s cash flow hedges are classed as level 2 as the inputs for fair value measurement are based on observable market data (observable inputs).

The Group’s financial assets and financial liabilities measured and recognised at fair value at 31 December 2018 on a recurring basis are as follows:

Forward Exchange Options USD 2,000,000 Forward

Exchange Contracts USD 8,190,610

Measurement of fair value of forward contracts

The Group’s foreign currency forward contracts are not traded in active markets. The fair values of most of these contracts are estimated using a valuation technique that maximises the use of observable market inputs, e.g. market exchange and interest rates and are included in Level 2 of the fair value hierarchy.

The Group did not measure any financial assets or financial liabilities at fair value on a non-recurring basis as at 31 December 2018.

Notes to the Consolidated Financial Statements

For the half year ended 31 December 2018

Note 10 – Related Party Transactions

In prior year, NetComm Wireless Limited executed an agreement with nbn for the supply of Distribution Point Units (DPUs) in the nbn FTTC network. Mr Justin Milne is the Chairman of NetComm Wireless Limited and a Director of the nbn. Mr Milne recused himself from all Board discussions in relation to the execution of this agreement in line and accordance with the protocol the Group has in place.

The following aggregate receipts for goods and services occurred with the above party:

	31 Dec 2018	31 Dec 2017
	$000	$000
RECEIPTS FOR GOODS & SERVICES (EXCLUDING GST):
Receipts for goods and services from entities with common key management personnel	52,167	45,424
Note 11 – Cash Flow Information Reconciliation of cash flow from operations with profit/(loss) after income tax.
	31 Dec 2018	31 Dec 2017
	$000	$000
PROFIT FOR THE HALF YEAR	2,309	3,675

NON-CASH FLOWS IN PROFIT:
Depreciation and amortisation	7,429	5,815
Interest income disclosed as investing cash flow	(37)	(41)
Change in the fair value of cash flow hedges	(13)	111
Foreign exchange translation differences	131	(49)
Share right reserve	78	528

CHANGES IN OPERATING ASSETS AND LIABILITIES:
Decrease/(Increase) in trade and other receivables	9,040	(9,551)
(Increase)/Decrease in inventories	(20,464)	(475)
(Increase)/Decrease in other assets	(528)	2,619
(Increase)/Decrease in deferred tax assets	(1,405)	(484)
Increase/(Decrease) in trade and other payables	5,447	(4,250)
(Decrease)/Increase in other liabilities	(295)	1,574
(Decrease)/Increase in income tax liability	(29)	136
Increase/(Decrease) in provisions	251	(45)
NET CASH PROVIDED BY/(USED IN) FROM OPERATING ACTIVITIES	1,914	(437)

Directors’ Declaration

In the opinion of the Directors:

•	the attached financial statements and notes comply with IAS 34 Interim Financial Reporting as issued by International Accounting Standards Board;

•

the attached financial statements and notes give a true and fair view of the Group’s financial position as at 31 December 2018 and of its performance for the financial half-year ended on that date; and

•	There are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.

Signed in accordance with a resolution of directors.

On behalf of the Directors

Steve Collins

Director

Sydney, 15 August 2019